                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND
                        SUPPLEMENT DATED AUGUST 26, 1999
                    TO THE PROSPECTUS DATED APRIL 30, 1999,
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 3, 1999
                            ------------------------

    The fourth paragraph in the section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES-PORTFOLIO MANAGERS" is deleted in its entirety and replaced with the following:

    J. David Germany, Michael B. Kushma, Paul E. O'Brien, Ram Willner and Christian Roth are responsible for the day-to-day management of the fixed income portion of the Fund's investment portfolio.

    The following paragraphs are added to the section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES-PORTFOLIO MANAGERS:"

    Ram Willner, a Principal of Morgan Stanley & Co. Incorporated, joined MAS in April 1998. He was a Market Strategist/Risk Control Manager and Director of International Bond Research with Pacific Investment Management Company. Mr. Willner and was a Senior Quantitative Analyst for Sanford C. Bernstein & Co. from 1992 through 1994 and a Vice President of Citibank, N.A. prior to 1992. Mr. Willner holds a B.A. from Brandeis University, and M.S.I.A. from Carnegie-Mellon University and D.B.A. from Harvard University.

    Christian G. Roth, a Principal of Morgan Stanley & Co. Incorporated, joined MAS in 1991. He has been a Portfolio Manager with MAS since 1993. Prior to joining MAS, Mr. Roth served as a Senior Associate in the Merchant Banking Group of Dean Witter Capital Corporation. Mr. Roth received a B.S. from the Wharton School of Business at the University of Pennsylvania. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.

    Messrs. Germany, Kushma and O'Brien have been co-managers since April 1997. Messrs. Willner and Roth have been co-managers of the Fund since April 1998 and September 1998 respectively.